Exhibit 24.2

                         Independent Auditors' Consent

We consent to the use in this Registration Statement of Transport Recovery Services Corporation on Form SB-2 of our report dated December 8, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            /s/  Sartain Fischbein & Co.
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December 15, 1999